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                            TAX-FREE INVESTMENTS CO.

     CASH MANAGEMENT CLASS, INSTITUTIONAL CLASS, PERSONAL INVESTMENT CLASS, PRIVATE INVESTMENT CLASS, RESERVE CLASS, RESOURCE CLASS AND SWEEP CLASS OF THE
                             CASH RESERVE PORTFOLIO

                        Supplement dated August 14, 2003
                to the Statement of Additional Information dated
                                 August 1, 2003

The Board of Directors of Tax-Free Investments Co. (the "Company") approved, on July 30, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the redomestication of the Company as a Delaware statutory trust, Tax-Free Investments Trust (the "Trust"), and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

The Plan provides for a series of transactions to convert the sole series portfolio of the Company (the "Current Fund") to a corresponding series (the "New Fund") of the Trust. Under the Plan, the Current Fund will transfer all its assets to the corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). The operations of the New Fund following the Redomestication will be substantially similar to those of the predecessor Current Fund. The Trust, like the Company, will operate as an open-end management investment company.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds--Registered Trademark-- (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The proposed Redomestication requires the approval of the Company's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Redomestication is expected to be consummated shortly thereafter. If shareholders of the Company do not approve the proposed Redomestication, the Company will continue to operate as a Maryland corporation.